4. INCOME TAXES (Details - Deferred taxes) - USD ($)	Jun. 30, 2018	Jun. 30, 2017
Deferred tax assets:
Net operating loss carry forwards	$ 2,601,000	$ 3,716,000
Tax credit carry forwards	377,000	404,000
Reserves and accruals not yet deducted for tax purposes	360,000	383,000
Total deferred tax assets	3,338,000	4,503,000
Valuation allowance	(3,338,000)	(4,503,000)
Net deferred tax asset	$ 0	$ 0